ASSIGNMENT AND ASSUMPTIONAGREEMENT
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     THIS  ASSIGNMENT  AND ASSUMPTION AGREEMENT (this "Agreement") is made as of
May 1, 2003 by and among Extended Care Operators of Harrisburg, LLC (the "Tenant"), BCC at Harrisburg, Inc. (the "Manager", and together with the Tenant, collectively, the "Assignor"), and Emeritus Corporation (the "Assignee").
                                    RECITALS:
     WHEREAS, Assignor, Balanced Care Corporation, a Delaware corporation (the "Parent"), Assignee and Capstone Capital of Pennsylvania, Inc. entered into that certain Operations Transfer Agreement dated as of April 30, 2003 (the "OTA"), under which Assignor agreed to transfer to Assignee the operational and financial responsibility of the Facility as of the Effective Date. Any term used but not defined in this Agreement shall have the meaning ascribed to such term in the OTA.
NOW THEREFORE, for and in consideration of the Transfer Consideration and other valuable consideration to Assignor in hand paid by Assignee, and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged, the parties hereto agree as follows:
1.     ASSIGNMENT:  Assignor hereby assigns, transfers, sets over and conveys to
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Assignee  all  of Assignor's right, title and interest in and to (A) the Prepaid
Expenses and the Additional Prepaid Expenses, if any, and (B) the Rents and Fees. Assignor represents to Assignee that it is the holder of interest in and to the Prepaid Expenses and the Additional Prepaid Expenses, if any, and the Rents and Fees and Assignor has not assigned, hypothecated, pledged or otherwise transferred all or any portion of its interest in and to the Prepaid Expenses and the Additional Prepaid Expenses, if any, or the Rents and Fees; provided, however, nothing herein shall be construed as releasing Assignor from any liability with respect to the Prepaid Expenses and the Additional Prepaid Expenses, if any, and the Rents and Fees to the extent such liability relates to or arises from the acts or omissions of Assignor prior to the date hereof and whether or not a claim with respect thereto is asserted prior to or after the date hereof.
2.     ASSUMPTION:  Assignee  does  hereby  assume  and  agree to perform all of
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Assignor's  obligations  with respect to the Prepaid Expenses and the Additional
Prepaid Expenses, if any, and the Rents and Fees; provided, however, nothing herein shall be construed as imposing any liability on Assignee with respect to the Prepaid Expenses and the Additional Prepaid Expenses, if any, or the Rents and Fees to the extent such liability relates to or arises from the acts or omissions  of  Assignor  prior  to  the  date  hereof.
3.     SUCCESSORS  AND  ASSIGNS:  This Agreement shall be binding upon and inure
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to  the  benefit  of  Assignor  and Assignee and their respective successors and permitted  assigns.
4.     COUNTERPARTS:  This  Agreement  may  be  executed  in  two  or  more
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which
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together  shall  constitute  one  and  the  same  instrument.
5.     CAPTIONS:  The  captions  of  this  Agreement  are  for  convenience  and
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reference  only,  and  in  no way define, describe, extend or limit the scope or intent  of  this  Agreement  or  the  intent  of  any  provisions  hereof.
6.     JOINT  EFFORT:  The  preparation  of  this  Agreement  has been the joint
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effort  of  the  parties, and the resulting document shall not be construed more severely  against  one  of  the  parties  than  the  other.
7.     PARTIAL  INVALIDITY:  If any provision of this Agreement shall be invalid
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or unenforceable, the remainder of this Agreement shall not be affected thereby.
Notwithstanding the foregoing, it is the intention of the parties hereto that if any provision of this Agreement is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.
8.     AMENDMENTS:  This  Agreement may not be amended in any respect whatsoever
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except by a further agreement, in writing, fully executed by all of the parties.
9.     GOVERNING  LAW:  This  Agreement  including  the validity thereof and the
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rights  and  obligations  of  the  parties  hereunder  shall  be governed by and construed  in  accordance  with  the  laws  of the Commonwealth of Pennsylvania.
10.     TIME  OF  THE  ESSENCE:  Time  is of the essence of each and every term,
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condition,  covenant  and  warranty  set  forth  herein.
11.     NO  THIRD PARTY BENEFICIARIES:  This Agreement is solely for the benefit
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of  Assignee  and Assignor and their respective successors and permitted assigns and nothing contained herein shall confer upon any person other than such parties any right to insist upon or to enforce the performance or observance of any of the obligations relating to the Prepaid Expenses and the Additional Prepaid Expenses, if any, and the Rents and Fees.
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     IN  WITNESS  WHEREOF,  intending  to  be  legally bound hereby, the parties hereto  have  executed this Agreement on and as of the date first written above.
     ASSIGNOR:
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                                                       EXTENDED  CARE  OPERATORS
OF
     HARRISBURG,  LLC

                              By:     BCC  AT  HARRISBURG,  INC.,  its  sole
     member  and  manager
                                   By:     _/s/  Robin  L.  Barber
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                                        Robin  L.  Barber
     Vice  President  and  Secretary
                              BCC  AT  HARRISBURG,  INC.

     By:     _/s/  Robin  L.  Barber
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     Robin  L.  Barber
                                   Vice  President  and  Secretary

                              ASSIGNEE:
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                              EMERITUS  CORPORATION

By:/s/  Raymond  R.  Brandstrom
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     Raymond  R.  Brandstrom
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Its:     Chief  Financial  Officer
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Assignment  and  Assumption  Agreement.Harrisburg.Final